                                                                    EXHIBIT 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER
   PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

         The undersigned President and Chief Financial Officer of First Keystone Financial, Inc. (the "Registrant") hereby certifies that the Registrant's Form 10-K for the fiscal year ended September 30, 2003 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Thomas M. Kelly
----------------------
Name:  Thomas M. Kelly
Title: President and Chief Financial Officer

Date:  December 23, 2003

                                                                              91